Exhibit 10.22(a)

ILLINOIS GAMING BOARD

160 North LaSalle Street, Suite 300, Chicago, Illinois 60601       Tel:312/814-4700 Fax: 312/8l4-4602

March 8, 2006

VIA CERTIFIED MAIL

Mr. Cezar M. Froelich

Shefsy & Froelich LTD

444 N. Michigan Ave, Suite 2500

Chicago, IL 60611

Re:                               Penn National Gaming, Inc.’s Request for Extension

Dear Mr. Froelich:

Please be advised that on March 6, 2006, the Illinois Gaming Board unanimously adopted the following resolution regarding Penn National Gaming, Inc.’s request for extension.

RESOLUTION

I offer the following resolution:

WHEREAS, on November 3, 2004 Penn National Gaming, Inc. (Penn) and Argosy Gaming Company (Argosy) entered into an Agreement and Plan of Merger;

WHEREAS, on September 29, 2005 the Illinois Gaming Board approved the merger of Penn and Argosy as well as Penn’s request to sell the Empress Casino and the Alton Belle Casino pursuant to the Penn-Argosy Merger Approval Agreement;

WHEREAS, pursuant to the terms of the Penn-Argosy Merger Approval Agreement, Penn was required to enter into a Definitive Sales Agreement to sell both the Empress Casino and the Alton Belle Casino by December 31, 2006;

WHEREAS, Penn no longer desires to sell the Alton Belle Casino;

WHEREAS, Penn has requested an extension of time to sell the Empress Casino;

NOW THEREFORE, BE IT RESOLVED as follows:

1.               Penn shall enter into a definitive agreement to divest of the Empress Casino by June 30, 2008;

2.               Penn will not sell the Alton Belle Casino as required by the Penn-Argosy Merger Approval Agreement;

3.               Penn shall continue to operate its Illinois casinos independently to prevent undue economic concentration;

4.               The Illinois Gaming Board may require Penn to accelerate the sale of the Empress Casino within one year if the Board determines that Penn’s ownership of three Illinois Casinos, or two casinos in the Chicago area, is causing undue economic concentration;

5.               The terms of the Penn-Argosy Merger Approval Agreement remain in full force and effect, except as modified by this resolution; and

6.               The Board delegates authority to the Administrator to execute an Amended Penn-Argosy Merger Agreement reflecting the terms set forth in this Resolution.

I move to adopt the foregoing resolution.

Please find enclosed a copy of said motion.

If you should have any questions regarding this matter, do not hesitate to contact the legal division at the number listed above.

Sincerely,

/s/ Mark Ostrowski

Mark Ostrowski
Administrator

MO/tc
Mar. 2005/Penn
Enclosure(s)
cc:	Michael Fries (w/o enclosures)
File

ILLINOIS GAMING BOARD

160 North LaSalle Street, Suite 300, Chicago, Illinois 60601  Tel:  312/814-4700  Fax:  312/814-4602

Member Gardner offered the following resolution:

WHEREAS, on November 3, 2004 Penn National Gaming, Inc. (Penn) and Argosy Gaming Company (Argosy) entered into an Agreement and Plan of Merger;

WHEREAS, on September 29, 2005 the Illinois Gaming Board approved the merger of Penn and Argosy as well as Penn’s request to sell the Empress Casino and the Alton Belle Casino pursuant to the Penn-Argosy Merger Approval Agreement;

WHEREAS, pursuant to the terms of the Penn-Argosy Merger Approval Agreement, Penn was required to enter into a Definitive Sales Agreement to sell both the Empress Casino and the Alton Belle Casino by December 31, 2006;

WHEREAS, Penn no longer desires to sell the Alton Belle Casino;

WHEREAS, Penn has requested an extension of time to sell the Empress Casino;

NOW THEREFORE, BE IT RESOLVED as follows:

1.                                       Penn shall enter into a definitive agreement to divest of the Empress Casino by June 30, 2008;

2.                                       Penn will not sell the Alton Belle casino as required by the Penn-Argosy Merger Approval Agreement;

3.                                       Penn shall continue to operate its Illinois casinos independently to prevent undue economic concentration;

4.                                       The Illinois Gaming Board may require Penn to accelerate the sale of the Empress Casino within one year if the Board determines that Penn’s ownership of three Illinois Casinos, or two casinos in the Chicago area, is causing undue economic concentration;

5.                                       The terms of the Penn-Argosy Merger Approval Agreement remain in full force and effect, except as modified by this resolution; and

6.                                       The Board delegates authority to the Administrator to execute an Amended Penn-Argosy Merger Agreement reflecting the terms set forth in this Resolution.

Member Gardner seconded the resolution. The Board approved the resolution unanimously by role call.

VOTED BY THE ILLINOIS GAMING BOARD this 6th day of March, 2006

Illinois Gaming Board

By:	/s/ Monica L. Thomas
Monica L. Thomas